UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               February 15, 2007

                               Atrion Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                        0-10763                 63-0821819
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


One Allentown Parkway, Allen, Texas                               75002
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code                (972) 390-9800


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                                     -MORE-
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Item 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

         On February 15, 2007, Atrion Corporation issued a press release announcing its financial results for the quarter ended December 31, 2006. A copy of such release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As such, the information contained herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.  Description
-----------  -----------
   99.1      Press Release dated February 15, 2007 issued by Atrion Corporation.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATRION CORPORATION


                                        By: /s/Emile A. Battat
                                            -------------------
                                            Its: Chairman, President and
                                            Chief Executive Officer

Date:  February 15, 2007

Exhibit No.  Description
-----------  -----------
   99.1      Press Release dated February 15, 2007 issued by Atrion Corporation.